Exhibit 23.8(a)

Consent of Director Nominee

Knightsbridge Shipping Limited is filing a Registration Statement on Form F-4 (Registration No. 333-200319) (together with the joint proxy statement/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named as a nominee to the board of directors of the Combined Company in the Registration Statement, as may be amended from time to time. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

By:	/s/ John Fredriksen
Name:	John Fredriksen

Exhibit 23.8(b)

Consent of Director Nominee

Knightsbridge Shipping Limited is tiling a Registration Statement on Form F-4 (Registration No. 333- 200319) (together with the joint proxy statement/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). ln connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named as a nominee to the board of directors of the Combined Company in the Registration Statement, as may be amended from time to time. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

By:	/s/ Kate Blankenship
Name:	Kate Blankenship

Exhibit 23.8(c)

Consent of Director Nominee

Knightsbridge Shipping Limited is filing a Registration Statement on Form F-4 (Registration No. 333-200319) (together with the joint proxy statement/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named as a nominee to the board of directors of the Combined Company in the Registration Statement, as may be amended from time to time. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

By:	/s/ Gert-Jan van der Akker
Name:	Gert-Jan van der Akker